Line of Credit Agreement

Bank One, Michigan (the "Bank"), whose address is 611 Woodward Avenue, Detroit, Michigan 48226-3947, has approved the credit facilities listed below (collectively, the "Credit Facilities," and, individually, as designated below) to Power Efficiency Corporation (the "Borrower"), whose address is 4220 Varsity Drive, Suite E, Ann Arbor, MI 48108 subject to the terms and conditions set forth in this agreement.

1.0      Credit Facilities.

         1.1 Facility A. The Bank has approved a credit facility to the Borrower in the principal sum not to exceed $750,000.00 in the aggregate at any one time outstanding ("Facility A"). Credit under Facility A shall be in the form of disbursements evidenced by credits to the Borrower's account and shall be repayable as set forth in a Revolving Business Credit Note executed concurrently (referred to in this agreement both singularly and together with any other promissory notes referenced in this Section 1 as the "Notes"). The proceeds of Facility A shall be used for the following purpose: Working Capital. Facility A shall expire April 30, 2001 unless earlier withdrawn. $200,000.00 of Facility A is enrolled in Michigan Strategic Fund Capital Access Program.

2.0      Conditions Precedent.

         2.1 Conditions Precedent to Initial Extension of Credit. Before the first extension of credit under this agreement, whether by disbursement of a loan, issuance of a letter of credit, the funding of a Lease or otherwise, the Borrower shall deliver to the Bank, in form and substance satisfactory to the Bank:

                  A. Loan Documents. The Notes, and if applicable, the Leases, the letter of credit applications, the security agreement, financing statements, mortgage, guaranties, subordination agreements and any other loan documents which the Bank may reasonably require to give effect to the transactions described by this agreement;

                  B. Evidence of Due Organization and Good Standing. Evidence satisfactory to the Bank of the due organization and good standing of the Borrower and every other business entity that is a party to this agreement or any other loan document required by this agreement;

                  C. Evidence of Authority to Enter into Loan Documents. Evidence satisfactory to the Bank that (i) each party to this agreement and any other loan document required by this agreement is authorized to enter into the transactions described by this agreement and the other loan documents, and (ii) the person signing on behalf of each party is authorized to do so; and

         2.2 Conditions Precedent to Each Extension of Credit. Before any extension of credit under this agreement, whether by disbursement of a loan, issuance of a letter of credit, the funding of a Lease or otherwise, the following conditions shall have been satisfied:

                  A. Representations. The Representations contained in this agreement shall be true on and as of the date of the extension of credit;
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                  B.       No Event of Default.  No event of default  shall have
                           occurred and be continuing or would result from the extension of credit;

                  C.       Additional Approvals,  Opinions,  and Documents.  The
                           Bank  shall  have  received  such  other   approvals,
                           opinions and documents as it may reasonably request.

3.0      Borrowing Base/Annual Pay Down.

         3.1 Borrowing Base. Notwithstanding any other provision of this agreement, the aggregate principal amount outstanding at any one time under Facility A shall not exceed the lesser of the Borrowing Base or $750,000.00. Borrowing Base means:

                  A. 80% of the Borrower's trade accounts receivable in which the Bank has a perfected, first priority security interest, excluding accounts more than 90 days past due from the date of invoice, accounts subject to offset or defense, government, bonded, affiliate and foreign accounts, accounts from trade debtors of which more than -0-% of the aggregate amount owing from the trade debtor to the Borrower is more than 90 days past due, and accounts otherwise unacceptable to the Bank, plus

                  B. Inventory of the Borrower in which the Bank has a perfected first priority security interest, valued at the lower of cost or market but not exceeding $500,000.00, reducing to $450,000 at February 28,
                           2001,  $400,000 at March 31, 2001,  and $350,00.00 at
                           April 30, 2000 in the aggregate, as follows:
                                    (1)  50% of raw material inventory; and
                                    (2)  50% of finished goods inventory, plus

4.0      Fees and Expenses.

         4.1 Fees. Upon execution of this agreement, or as set forth below, the Borrower shall pay the Bank the following fees, all of which the Borrower acknowledges have been earned by the Bank:
                  $5,000.00 plus 10,000 shares of Power Efficiency common stock to be delivered upon Bank's request. Capital Access fee of 3% of $200,000 ($6,000.00).

         4.2 Out-of-Pocket Expenses. The Borrower shall reimburse the Bank for its out-of-pocket expenses, and reasonable attorney's fees (including the fees of in-house counsel) allocated to the Credit Facilities.

5.0      Security.

         5.1 Payment of the borrowings and all other obligations under the Credit Facilities shall be secured by a first security interest and/or real estate mortgage, as the case may be, covering the following property and all its additions, substitutions, increments, proceeds and products, whether now owned or later acquired ("Collateral"):


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                  A.       Accounts Receivable.  All of the Borrower's accounts,
                           chattel paper, general intangibles, instruments, and documents (as those terms are defined in the Michigan Uniform Commercial Code), rights to refunds of taxes paid at any time to any governmental entity, and any letters of credit and drafts under them given in support of the foregoing, wherever located. The Borrower shall deliver to the Bank executed security agreements and financing 9 statements in form and substance satisfactory to the Bank.

                  B. Inventory. All of the Borrower's inventory, wherever located. The Borrower shall deliver to the Bank executed security agreements and financing statements in form and substance satisfactory to the Bank.

                  C. Equipment. All of the Borrower's equipment, wherever located. The Borrower shall deliver to the Bank executed security agreements and financing statements in form and substance satisfactory to the Bank.

         5.2 No forbearance or extension of time granted any subsequent owner of the Collateral shall release the Borrower from liability.

         5.3 Additional Collateral/Setoff. To further secure payment of the borrowings and all other obligations under the Credit Facilities and all of the Borrower's other liabilities to the Bank, the Borrower grants to the Bank a continuing security interest in: (i) all securities and other property of the Borrower in the custody, possession or control of the Bank (other than property held by the Bank solely in a fiduciary capacity) and (ii) all balances of deposit accounts of the Borrower with the Bank. The Bank shall have the right at any time to apply its own debt or liability to the Borrower, or to any other party liable for payment of the obligations under the Credit Facilities, in whole or partial payment of such obligations or other present or future liabilities, without any requirement of mutual maturity.

         5.4 Cross Lien. Any of the Borrower's other property in which the Bank has a security interest to secure payment of any other debt, whether absolute, contingent, direct or indirect, including the Borrower's guaranties of the debts of others, shall also secure payment of and be part of the Collateral for the Credit Facilities.

6.0 Subordination. The Credit Facilities shall be supported by the subordination of all debt owing from the Borrower to Scott Caputo, including without limitation debt currently owing in the amount of $100,000.00, in manner and by agreement satisfactory to the Bank.

7.0 Affirmative Covenants. So long as any debt or obligation remains outstanding under the Credit Facilities, the Borrower, and each of its subsidiaries, if any, shall:

         7.1      Insurance.  Maintain  insurance  with  financially  sound  and reputable insurers covering its properties and business against those casualties and contingencies and in the types and amounts as shall be in accordance with sound business and industry practices.

         7.2 Existence. Maintain its existence and business operations as presently in effect in accordance with all applicable laws and regulations, pay its debts and obligations when due under normal terms, and pay on or before their due date, all taxes, assessments, fees and other governmental monetary obligations, except as they may be contested in good faith if they have been properly reflected on its books and, at the Bank's request, adequate funds or security has been pledged to insure payment.


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         7.3      Financial  Records.  Maintain  proper  books  and  records  of account, in accordance with generally accepted accounting principles where applicable, and consistent with financial statements previously submitted to the Bank. The Bank retains the right to inspect the Collateral and business records related to it at such times and at such intervals as the Bank may reasonably require.

         7.4      Notice.  Give prompt  notice to the Bank of the  occurrence of
                  (i) any Event of default, and (ii) any other development, financial or otherwise, which would affect the Borrower's business, properties or affairs in a materially adverse manner.

         7.5 Collateral Audits. Permit the Bank or its agents to perform audits of the Collateral. The Borrower shall compensate the Bank for such audits in accordance with the Bank's schedule of fees as amended from time to time.

         7.6 Financial Reports. Furnish to the Bank whatever information, books, and records the Bank may reasonably request, including at a minimum: (If the Borrower has subsidiaries, all financial statements required will be provided on a consolidated and on a separate basis.)

                  A. Within 30 days after each monthly period, a balance sheet as of the end of that period and statements of income retained earnings, and cash flows, from the beginning of that fiscal year to the end of that period, certified as correct by one of its authorized agents.

                  B. Within 120 days after, and as of the end of, each of its fiscal years, a detailed financial statement including a balance sheet and statements of income, cash flows, and retained earnings, audited by an independent certified public accountant of recognized standing.

                  C. Within 15 days after and as of the end of each calendar month, the following lists, each certified as correct by one of its authorized agents:

                                    (1)      a list of accounts receivable, aged
                                             from date of invoice;

                                    (2)      a list of  accounts  payable,  aged
                                             from date of receipt;

                                    (3)      a list of inventory,  valued at the
                                             lower of cost or market.

8.0      Negative Covenants.

         8.1 Definitions. As used in this agreement, the following terms shall have the following respective meanings:

         8.2 Unless otherwise noted, the financial requirements set forth in this section shall be computed in accordance with generally accepted accounting principles applied on a basis consistent with financial statements previously submitted by the Borrower to the Bank.

         8.3 Without the written consent of the Bank, so long as any debt or obligation remains outstanding under the Credit Facilities, the Borrower shall not: (where appropriate, covenants apply on a consolidated basis).

                  A. Dividends. Acquire or retire any of its shares of capital stock, or declare or pay dividends or make any other distributions upon any of its shares of capital stock or percentage ownership interests, except dividends payable in its capital stock and dividends payable to "Subchapter S" corporation shareholders and distributions payable to LLC members in amounts sufficient to pay the shareholders' or members' income tax obligations related to the Borrower's taxable income.


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                  B.       Sale of Shares.  Issue,  sell or otherwise dispose of
                           any shares of its capital stock or other securities, or rights, warrants or options to purchase or acquire any such shares or securities.

                  C. Debt. Incur, or permit to remain outstanding, debt for borrowed money or installment obligations, except debt reflected in the latest financial statement of the Borrower furnished to the Bank prior to execution of this agreement and not to be paid with proceeds of borrowings or leases under the Credit Facilities. For purposes of this covenant, the sale of any accounts receivable shall be deemed the incurring of debt for borrowed money.

                  D. Guaranties. Guarantee or otherwise become or remain secondarily liable on the undertaking of another, except for endorsement of drafts for deposit and collection in the ordinary course of business.

                  E. Liens. Create or permit to exist any lien on any of its property, real or personal, except: existing liens known to the Bank; liens to the Bank; liens incurred in the ordinary course of business securing current nondelinquent liabilities for taxes, worker's compensation, unemployment insurance, social security and pension liabilities; and liens for taxes being contested in good faith.

                  F. Advances and Investments. Purchase or acquire any securities of, or make any loans or advances to, or investments in, any person, firm or corporation, except obligations of the United States Government, open market commercial paper rated one of the top two ratings by a rating agency of recognized standing, or certificates of deposit in insured financial institutions.

                  G. Use of Proceeds. Use, or permit any proceeds of the Credit Facilities to be used, directly or indirectly, for the purpose of "purchasing or carrying any margin stock" within the meaning of Federal Reserve Board Regulation U. At the Bank's request, the Borrower shall furnish to the Bank a completed Federal Reserve Board Form U-1.

9.0 Representations by Borrower. Each Borrower represents that: (a) the execution and delivery of this agreement, the Notes, and the Leases and the performance of the obligations they impose do not violate any law, conflict with any agreement by which the Borrower is bound, or require the consent or approval of any governmental authority or other third party; (b) this agreement, the Notes, and the Leases are valid and binding agreements, enforceable in accordance with their terms; and (c) all balance sheets, profit and loss statements, and other financial statements furnished to the Bank are accurate and fairly reflect the financial condition of the organizations and persons to which they apply on their effective dates, including contingent liabilities of every type, which financial condition has not changed materially and adversely since those dates. Each Borrower, if other than a natural person, further represents that: (a) it is duly organized, existing and in good standing under the laws of the jurisdiction under which it was organized; and (b) the execution and delivery of this agreement, the Notes, and the Leases and the performance of the obligations they impose (i) are within its powers; (ii) have been duly authorized by all necessary action of its governing body; and (iii) do not contravene the terms of its articles of incorporation or organization, its bylaws, or any partnership, operating or other agreement governing its affairs.

10.0     Default/Acceleration.

         10.1 Events of Default/Acceleration. If any of the following events occurs, the Credit Facilities shall terminate and all borrowings and other obligations under them shall be due immediately, without notice, at the Banks option whether or not the Bank has made demand.

                  A. The Borrower or any guarantor of any of the Credit Facilities, the Notes or the Leases ("Guarantor") fails to pay when due any amount payable under the Credit Facilities or under any agreement or instrument evidencing debt to any creditor;

                  B. The Borrower or any Guarantor (a) fails to observe or perform any other term of this agreement, the Notes, or the Leases; (b) makes any materially incorrect or misleading representation, warranty, or certificate to the Bank; (c) makes any materially incorrect or misleading representation in any financial statement or other information delivered to the Bank; or (d) defaults under the terms of any agreement or instrument relating to any debt for borrowed money (other than borrowings under the Credit Facilities) such that the creditor declares the debt due before its maturity;

                  C. There is a default under the terms of any loan agreement, mortgage, security agreement or any other document executed as part of the Credit Facilities, or any guaranty of the obligations under the Credit Facilities becomes unenforceable in whole or in part, or any Guarantor fails to promptly perform under its guaranty;

                  D. A "reportable event" (as defined in the Employee Retirement Income Security Act of 1974 as amended) occurs that would permit the Pension Benefit Guaranty Corporation to terminate any employee benefit plan of the Borrower or any affiliate of the Borrower;

                  E. The Borrower or any Guarantor becomes insolvent or unable to pay its debts as they become due;

                  F. The Borrower or any Guarantor (a) makes an assignment for the benefit of creditors; (b) consents to the appointment of a custodian, receiver or trustee for it or for a substantial part of its assets; or (c) commences any proceeding under any bankruptcy, reorganization, liquidation or similar laws of any jurisdiction;

                  G. A custodian, receiver or trustee is appointed for the Borrower or any Guarantor or for a substantial part of its assets without its consent and is not removed within 60 days after such appointment;

                  H. Proceedings are commenced against the Borrower or any Guarantor under any bankruptcy, reorganization, liquidation, or similar laws of any jurisdiction, and such proceedings remain undismissed for 60 days after commencement; or the Borrower or Guarantor consents to the commencement of such proceedings;

                  I. Any judgment is entered against the Borrower or any Guarantor, or any attachment, levy or garnishment is issued against any property of the Borrower or any Guarantor;

                  J.       The Borrower or any Guarantor dies;

                  K. The Borrower or any Guarantor, without the Bank's written consent, (a) is dissolved, (b) merges or consolidates with any third party, (c) leases, sells or otherwise conveys a material part of its assets or business outside the ordinary course of business, (d) leases, purchases, or otherwise acquires a material part of the assets of any other corporation or business entity, except in the ordinary course of business, or (e) agrees to do any of the foregoing, (notwithstanding the foregoing, any subsidiary may merge, or consolidate with any other subsidiary, or with the Borrower, so long as the Borrower is the survivor);

                  L. The loan-to-value ratio of any pledged securities at any time exceeds N/A%, and such excess continues for five (5) days after notice from the Bank to the Borrower;

                  M. There is a substantial change in the existing or prospective I financial condition of the Borrower or any Guarantor which the Bank in good faith determines to be materially adverse; or

                  N.       The Bank in good faith shall deem itself insecure.

         10.2 Remedies. If the borrowings and all other obligations under the Credit Facilities are not paid at maturity, whether by acceleration or otherwise, the Bank shall have all of the rights and remedies provided by any law or agreement. Any requirement of reasonable notice shall be met if the Bank sends the notice to the Borrower at least seven (7) days prior to the date of sale, disposition or other event giving rise to the required notice. The Bank is authorized to cause all or any part of the Collateral to be transferred to or registered in its name or in the name of any other person, firm or corporation, with or without designation of the capacity of such nominee. The Borrower shall be liable for any deficiency remaining after disposition of any Collateral. The Borrower is liable to the Bank for all reasonable costs and expenses of every kind incurred in the making or collection of the Credit Facilities, including, without limitation, reasonable attorney's fees and court costs (whether attributable to the Bank's in-house or outside counsel). These costs and expenses shall include, without limitation, any costs or expenses incurred by the Bank in any bankruptcy, reorganization, insolvency or other similar proceeding.

11.0     Miscellaneous.

         11.1 Notice from one party to another relating to this agreement shall be deemed effective if made in writing (including telecommunications) and delivered to the recipient's address, telex number or fax number set forth under its name below by any of the following means: (a) hand delivery, (b) registered or certified mail, postage prepaid, with return receipt requested, (c) first class or express mail, postage prepaid,
                  (d) Federal Express or like overnight courier service or (e) fax, telex or other wire transmission with request for assurance of receipt in a manner typical with respect to communication of that type. Notice made in accordance with this section shall be deemed delivered upon receipt if delivered by hand or wire transmission, 3 business days after mailing if mailed by first class, registered or certified mail, or one business day after mailing or deposit with an overnight courier service if delivered by express mail or overnight courier.

         11.2 No delay on the part of the Bank in the exercise of any right or remedy shall operate as a waiver. No single or partial exercise by the Bank of any right or remedy shall preclude any other future exercise of it or the exercise of any other right or remedy. No waiver or indulgence by the Bank of any default shall be effective unless in writing and signed by the Bank, nor shall a waiver on one occasion be construed as a bar to or waiver of that right on any future occasion.

         11.3 This agreement, the Notes, the Leases and any related loan documents embody the entire agreement and understanding between the Borrower and the Bank and supersede all prior agreements and understandings relating to their subject matter. If any one or more of the obligations of the Borrower under this agreement, the Notes or the Leases shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining obligations of the Borrower shall not in any way be affected or impaired, and such invalidity, illegality or unenforceability in one jurisdiction shall not affect the validity, legality or enforceability of the obligations of the Borrower under this agreement, the Notes or the Leases in any other jurisdiction.

         11.4 The Borrower, if more than one, shall be jointly and severally liable.

         11.5 This agreement is delivered in the State of Michigan and governed by Michigan law. This agreement is binding on the Borrower and its successors, and shall inure to the benefit of the Bank, its successors and assigns.

         11.6 Section headings are for convenience of reference only and shall not affect the interpretation of this agreement.

12.0 Information Sharing. The Bank may provide, without any limitation whatsoever, any information or knowledge the Bank may have about the undersigned or any matter relating to this agreement and any related documents to BANK ONE CORPORATION, or any of its subsidiaries or affiliates or their successors, or to any one or more purchasers or potential purchasers of this agreement or any related documents, and the undersigned waives any right to privacy the undersigned may have with respect to such matters. The Borrower agrees that the Bank may at any time sell, assign or transfer one or more interests or participations in all or any part of its rights or obligations in this agreement to one or more purchasers whether or not related to the Bank.

13.0 Waiver of Jury Trial. The Bank and the Borrower knowingly and voluntarily waive any right either of them have to a trial by jury in any proceeding (whether sounding in contract or tort) which is in any way connected with this or any related agreement, or the relationship established under them. This provision may only be modified in a written instrument executed by the Bank and the Borrower.

Executed by the parties on:  December 6 , 2000.


Bank One, Michigan                        Borrower

                                          POWER EFFICIENCY CORPORATION
By: /s/ J. Eric Lehmann
   ----------------------------
    J. Eric Lehmann
                                          By:/s/ Arthur H. Smith
                                             -----------------------------------
Its: First Vice
President                                 Its:
-------------------------------
                                          Treasurer
                                          ---------------------------

Address for Notices                       Address for Notices

10 S. Main, Suite 104                     4220 Varsity Drive, Suite E
Mt. Clements, MI 48043                    Ann Arbor, MI 48108

Revolving Business Credit Note
--------------------------------------------------------------------------------

 Due April 30, 2001                      $750,000.00

 No.                                     Date: December 6, 2000
    --------------------

Promise to Pay. On or before April 30, 2001, for value received, Power Efficiency Corporation (the "Borrower") promises to pay to Bank One, Michigan (the "Bank"), or order, at any office of the Bank in the State of Michigan, the sum of Seven Hundred Fifty Thousand DOLLARS ($750,000.00), or such lesser sum as is indicated on Bank records, plus interest computed on the basis of the actual number of days elapsed in a year of 360 days at the rate of:

          2.0% per annum above the Prime Rate (the "Note Rate") until maturity whether by acceleration or otherwise and at the rate of 3% per annum above the Note Rate on overdue principal from the date when due until paid. "Prime Rate" means a rate per annum equal to the prime rate of interest announced from time to time by the Bank or its parent (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes.

In no event shall the interest rate exceed the maximum rate allowed by law; any interest payment which would for any reason be deemed unlawful under applicable law shall be applied to principal.

Interest will be computed on the unpaid principal balance from the date of each borrowing.

 Until maturity, the Borrower will pay consecutive monthly installments of interest only commencing January 10 , 2001.

Late Fee. If any payment is not received by the Bank within fifteen days after its due date, the Bank may assess and the Borrower agrees to pay a late fee equal to the lesser of five percent of the past due amount or $200.

Credit Facility. The Bank has authorized a credit facility to the Borrower in a, principal amount not to exceed the face amount of this note. The credit facility is in the form of loans made from time to time by the Bank to the Borrower. This note evidences the Borrower's obligation to repay those loans. The aggregate principal amount of debt evidenced by this note shall be the amount reflected from time to time in the records of the Bank but shall not exceed the face amount of this note. Until maturity, the Borrower may borrow, pay down, and reborrow under this note so long as the aggregate principal amount outstanding at any one time does not exceed the face amount of this note.

Credit Agreement. This note evidences a debt under the terms of a Line of Credit Agreement between the Bank and the Borrower dated December 6 2000, and any amendments (the "Agreement").

Security. To secure the payment of this note and all other present or future liabilities of the Borrower to the Bank, whether several, joint, or joint and several, the Borrower pledges and grants to the Bank a continuing security interest in the following described property and all of its additions, substitutions, increments, proceeds and products, whether now owned or later acquired ("Collateral"):

1. All securities and other property of the Borrower in the custody, possession or control of the Bank (other than property held by the Bank solely in a fiduciary capacity);

2. All property or securities declared or acknowledged to constitute security for any past, present or future liability of the Borrower to the Bank;

3.       All balances of deposit accounts of the Borrower with the Bank;

4.       The  following  additional  property:  General  Lien  on all  Corporate
         Assets.

Bank's Right to Setoff. The Bank shall have the right at any time to apply its own debt or liability to the Borrower or to any other party liable on this note in whole or partial payment of this note or other present or future liabilities, without any requirement of mutual maturity.

Representations by Borrower. Each Borrower represents: (a) that the execution and delivery of this note and the performance of the obligations it imposes do not violate any law, conflict with any agreement by which it is bound, or require the consent or approval of any governmental authority or any third party; (b) that this note is a valid and binding agreement, enforceable according to its terms; and (c) that all balance sheets, profit and loss statements, and other financial statements furnished to the Bank are accurate and fairly reflect the financial condition of the organizations and persons to which they apply on their effective dates, including contingent liabilities of every type, which financial condition has not changed materially and adversely since those dates. Each Borrower, other than a natural person, further represents: (a) that it is duly organized, existing and in good standing pursuant to the laws under which it is organized; and (b) that the execution and delivery of this note and the performance of the obligations it imposes (i) are within its powers and have been duly authorized by all necessary action of its governing body; and (ii) do not contravene the terms of its articles of incorporation or organization, its by laws, or any partnership, operating or other agreement governing its affairs.

Events of Default/Acceleration. If any of the following events occurs, this note shall be due immediately, without notice, at the Bank's option.

1. The Borrower or any guarantor of this note ("Guarantor") fails to pay when due any amount payable under this note or under any agreement or instrument evidencing debt to any creditor;

2. The Borrower or any Guarantor (a) fails to observe or perform any other term of this note; (b) makes any materially incorrect or misleading representation, warranty, or certificate to the Bank; (c) makes any materially incorrect or misleading representation in any financial statement or other information delivered to the Bank; or (d) defaults under the terms of any agreement or instrument relating to any debt for borrowed money (other than the debt evidenced by this note) such that the creditor declares the debt due before its maturity;

3. There is a default under the terms of any loan agreement, mortgage, security agreement, or any other document executed as part of the loan evidenced by this note, or any guaranty of the loan evidenced by this note becomes unenforceable in whole or in part, or any Guarantor fails to promptly perform under its guaranty;

4. A "reportable event" (as defined in the Employee Retirement Income Security Act of 1974 as amended) occurs that would permit the Pension Benefit Guaranty Corporation to terminate any employee benefit plan of the Borrower or any affiliate of the Borrower;

5. The Borrower or any Guarantor becomes insolvent or unable to pay its debts as they become due;

6. The Borrower or any Guarantor (a) makes an assignment for the benefit of creditors; (b) consents to the appointment of a custodian, receiver, or trustee for itself or for a substantial part of its assets; or (c) commences any proceeding under any bankruptcy, reorganization, liquidation, insolvency or similar laws of any jurisdiction;

7. A custodian, receiver, or trustee is appointed for the Borrower or any Guarantor or for a substantial part of its assets without the consent of the party against which the appointment is made and is not removed within 60 days after such appointment;

8. Proceedings are commenced against the Borrower or any Guarantor under any bankruptcy, reorganization, liquidation, or similar laws of any jurisdiction, and such proceedings remain undismissed for 60 days after commencement; or the Borrower or Guarantor consents to the commencement of such proceedings;

9. Any judgment is entered against the Borrower or any Guarantor, or any attachment, levy, or garnishment is issued against any property of the Borrower or any Guarantor;

10.      The Borrower or any Guarantor dies;

11. The Borrower or any Guarantor, without the Bank's written consent, (a) is dissolved, (b) merges or consolidates with any third party, (c) leases, sells or otherwise conveys a material part of its assets or business outside the ordinary course of business, (d) leases, purchases or otherwise acquires a material part of the assets of any other corporation or business entity except in the ordinary course of business, or (e) agrees to do any of the foregoing (notwithstanding the foregoing, any subsidiary may merge or consolidate with any other subsidiary, or with the Borrower so long as the Borrower is the survivor);

12. The loan-to-value ratio of any pledged securities at any time exceeds N/A% and such excess continues for five (5) days after notice from the Bank to the Borrower;

13. There is a substantial change in the existing or prospective financial condition of the Borrower or any Guarantor which the Bank in good faith determines to be materially adverse;

14.      The Bank in good faith deems itself insecure.

Remedies. If this note is not paid at maturity, whether by acceleration or otherwise, the Bank shall have all of the rights and remedies provided by any law or agreement. Any requirement of reasonable notice shall be met if the Bank sends the notice to the Borrower at least seven (7) days prior to the date of sale, disposition or other event giving rise to the required notice. The Bank is authorized to cause all or any part of the Collateral to be transferred to or registered in its name or in the name of any other person, firm or corporation, with or without designation of the capacity of such nominee. The Borrower shall be liable for any deficiency remaining after disposition of any Collateral. The Borrower is liable to the Bank for all reasonable costs and expenses of every kind incurred in the making or collection of this note, including, without limitation, reasonable attorneys' fees and court costs. These costs and expenses shall include, without limitation, any costs or expenses incurred by the Bank in any bankruptcy, reorganization, insolvency or other similar proceeding.

Waiver. Each endorser and any other party liable on this note severally waives demand, presentment, notice of dishonor and protest, and consents to any extension or postponement of time of its payment without limit as to the number or period, to any substitution, exchange or release of all or part of the Collateral, to the addition of any party, and to the release or discharge of, or suspension of any rights and remedies against, any person who may be liable for the payment of this note. No delay on the part of the Bank in the exercise of any right or remedy shall operate as a waiver. No single or partial exercise by the Bank of any right or remedy shall preclude any other future exercise of it or the exercise of any other right or remedy. No waiver or indulgence by the Bank of any default shall be effective unless in writing and signed by the Bank, nor shall a waiver on one occasion be construed as a bar to or waiver of that right on any future occasion.

Miscellaneous. The Borrower, if more than one, shall be jointly and severally liable, and the term "Borrower" shall mean any one or more of them. This note shall be binding on the Borrower and its successors, and shall inure to the benefit of the Bank, its successors and assigns. Any reference to the Bank shall include any holder of this note. This note is delivered in the State of Michigan and governed by Michigan law. Section headings are for convenience of reference only and shall not affect the interpretation of this note.

Information Sharing. The Bank may provide, without any limitation whatsoever, any information or knowledge the Bank may have about the undersigned or any matter relating to this note and any related documents to BANK ONE CORPORATION, or any of its subsidiaries or affiliates or their successors, or to any one or more purchasers or potential purchasers of this note or any related documents, and the undersigned waives any right to privacy the undersigned may have with respect to such matters. The Borrower agrees that the Bank may at any time sell, assign or transfer one or more interests or participations in all or any part of its rights or obligations in this note to one or more purchasers whether or not related to the Bank.

Waiver of Jury Trial. The Bank and the Borrower knowingly and voluntarily waive any right either of them have to a trial by jury in any proceeding (whether sounding in contract or tort) which is in any way connected with this or any related agreement, or the relationship established under them. This provision may only be modified in a written instrument executed by the Bank and the Borrower.

Address:                                  Borrower:

4220 Varsity Drive, Suite E               POWER EFFICIENCY CORPORATION
Ann Arbor, MI 48108
                                          By:   /s/ Arthur H. Smith
                                                --------------------------------
                                          Its:             Treasurer
                                                 -------------------------------

Continuing Security Agreement
--------------------------------------------------------------------------------
Power Efficiency Corporation (the "Debtor")

Taxpayer I.D. No.: 22-3337365

Chief executive office: 4220 Varsity Drive, Suite E, Ann Arbor, MI 48108

Grant of Security Interest. The Debtor grants to Bank One, Michigan, the secured party referred to as "Bank", whose address is 611 Woodward Avenue, Detroit, Michigan 48226, a continuing security interest in the Collateral listed below, to secure the payment and performance of all of the Debtor's debt to the Bank.

Debt shall include each and every debt liability and obligation of every type and description now owed or arising at a later time, whether they are direct or indirect, joint, several, or joint and several and whether or not of the same type or class as presently outstanding, which shall collectively be referred to as "Liabilities." Liabilities shall also include all interest, costs, expenses and reasonable attorney's fees accruing to or incurred by the Bank in collecting the Liabilities or in the protection, maintenance or liquidation of the Collateral.

Collateral: Accounts Receivable, Inventory, Equipment, Instruments

Description of Collateral. The Collateral covered by this agreement is all of the Debtor's property indicated above and as defined below, present and future, including but not limited to any items listed on any schedule or list attached. Also included are all proceeds, including but not limited to stock rights, subscription rights, dividends, stock dividends, stock splits, or liquidating dividends, and all cash, instruments, accounts, chattel paper and general intangibles arising from the sale, rent, lease, casualty loss or other disposition of the Collateral, and any Collateral returned to, repossessed by or stopped in transit by the Debtor. Also included are the Debtor's books and records which relates to the Collateral. Where the Collateral is in the possession of the Bank, the Debtor agrees to deliver to the Bank any property which represents an increase in the Collateral or profits or proceeds of the Collateral.

Definitions.

1. "Accounts Receivable" shall consist of accounts, chattel paper and general intangibles as those terms are defined in the Michigan Uniform Commercial Code ("UCC"). Also included is any right to a refund of taxes paid at any time to any governmental entity. Also included are letters of credit, and drafts under them, given in support of Accounts Receivable. Debtor warrants that its chief executive office is at the address shown above.

2. "Inventory" shall consist of all property held at any location by or for Debtor for sale, rent; or lease, or furnished or to be furnished by the Debtor under an contract of service, or raw materials or work in process and their products, or materials, used or consumed in its business, and shall include containers and shelving useful for storing. Without limiting the security interest granted, Inventory is presently located at 4220 Varsity Drive, Suite E, Ann Arbor, MI 48108.

3. "Equipment" shall consist of any goods at any time acquired, owned or held by Debtor at any location primarily for use in its business, including, but not limited to, machinery, fixtures, furniture, furnishings and vehicles, and any accessions, parts, attachments, accessories, tools, dies, additions, substitutions, replacements and appurtenances to them or intended for use with them. Without limiting the security interest granted, Equipment is presently located at 4220 Varsity Drive, Suite E, Ann Arbor, MI 48108.

4. "Instruments" shall consist of Debtor's interest of any kind in any negotiable instrument or security as those terms are defined in the UCC, or any other writing which evidences a right to payment of money and is of a type which is, in the ordinary course of business, transferred by delivery alone or by delivery with any necessary endorsement or assignment.

Warranties and Covenants. The Debtor warrants and covenants to the Bank that:

1. It will pay its Liabilities to the Bank secured by this agreement;
2. It is or will become the owner of the Collateral free from any liens, encumbrances or security interests, except for this security interest, and existing liens disclosed to and accepted by the Bank in writing, and will defend the Collateral against all claims and demands of all persons at any time claiming any interest in it; 3. It will keep the Collateral free of liens, encumbrances and other security interests, maintain it in good repair, not use it illegally, and exhibit it to the Bank on demand; 4. At its own expense, the Debtor will maintain comprehensive casualty insurance on the Collateral against such risks, in such amounts, with such deductibles and with such companies as may be satisfactory to the Bank, and provide the Bank with proof of insurance acceptable to the Bank. Each insurance policy shall contain a lender's loss payable endorsement satisfactory to the Bank and a prohibition against cancellation or amendment of the policy or removal of the Bank as loss payee without at least 30 days prior written notice to the Bank. In all events, the amounts of such insurance coverages shall conform to prudent business practices and shall be in such minimum amounts that the Debtor will not be deemed a co-insurer; 5. It will not sell or offer to sell or otherwise transfer the Collateral, nor change the location of the Collateral, without the written consent of the Bank, except in the ordinary course of business; 6. It will pay promptly when due all taxes and assessments upon the Collateral, or for its use or operation; 7. No financing statement covering all or any part of the Collateral or any proceeds is on file in any public office, unless the Bank has approved that filing. At the Bank's request, Debtor will execute one or more financing statements in form satisfactory to Bank and will pay the cost of filing them in all public offices wherever filing is deemed by Bank to be desirable; 8. It will immediately notify Bank in writing of any name change or any change in business organization; 9. It will provide any information that Bank may reasonably request, and will permit Bank upon prior notice to inspect and copy its books and records during normal business hours.

Accounts Receivable. The Debtor acknowledges that if the Collateral includes "Accounts Receivable," then until the Bank gives notice to Debtor to the contrary, Debtor will, in the usual course of its business and at its own cost and expense, on the Bank's behalf but not as the Bank's agent, demand and receive and use its best efforts to collect all moneys due or to become due on the Accounts Receivable. Until the Bank gives notice to Debtor to the contrary or until the Debtor is in default, it may use the funds collected in its business. Upon notice from the Bank or upon default, the Debtor agrees that all sums of money it receives on account of or in payment or settlement of the Accounts Receivable shall be held by it as trustee for the Bank without commingling with any of its funds, and shall immediately be delivered to the Bank with endorsement to the Bank's order of any check or similar instrument. It is agreed that, at any time the Bank elects, it shall be entitled, in its own name or in the name of the Debtor or otherwise, but at the expense and cost of the Debtor, to collect, demand, receive, sue for or compromise any and all Accounts Receivable, and to give good and sufficient releases, to endorse any checks, drafts or other orders for the payment of money payable to the Debtor in payment and, its discretion, to file any claims or take any action or proceeding which the Bank may deem necessary or advisable. It is expressly understood and agreed, however, that the Bank shall not be required or obligated in any manner to make any demand or to make any inquiry as to the nature or sufficiency of any payment received by it or to present or file any claim or take any other action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times. All notices required in this paragraph will be immediately effective when sent. Such notices need not be given prior to the Bank taking action.

Representations by Debtor. Each Debtor represents: (a) that the execution and delivery of this agreement and the performance of the obligations it imposes do not violate any law, conflict with any agreement by which it is bound, or require the consent or approval of any governmental authority or any third party; (b) that this agreement is a valid and binding agreement; enforceable according to its terms; and (c) that all balance sheets, profit and loss statement, and other financial statements furnished to the Bank are accurate and fairly reflect the financial condition of the organizations and persons to which they apply on their effective dates, including contingent liabilities of every type, which financial condition has not changed materially and adversely since those dates. Each Debtor, other than a natural person, further represents: (a) that it is duly organized, existing and in good standing pursuant to the laws under which it is organized; and (b) that the execution and delivery of this agreement and the performance of the obligations it imposes (i) are within its powers and have been duly authorized by all necessary action of its governing body; (ii) do not contravene the terms of its articles of incorporation or organizations, its by-laws, or any partnership, operating or other agreement governing its affairs.

Pledge. If the Debtor is not liable for all or any part of the Borrower's obligations to the Bank (the "Debt"), then it agrees that:

(a) If any monies become available to the Bank that it can apply to any Debt, the Bank may apply them to Debt not secured by this agreement. (b) Without notice to or the consent of the Debtor, the Bank may (i) take any action it chooses against any Borrower, against any collateral for the Debt, or against any other person liable for the Debt; (ii) release any Borrower or any other person liable for the Debt, release any collateral for the Debt, and neglect to perfect any interest in any such collateral; (iii) forbear or agree to forbear from exercising any rights or remedies, including any right of setoff, that it has against the Borrower, any other person liable for the Debt, or any other collateral for the Debt; (iv) extend to any Borrower additional Debt to be secured by this agreement; or (v) renew, extend, modify or amend any Debt, and deal with any Borrower or any other person liable for the Debt as it chooses.
(c) None of the Debtor's  obligations  under this agreement shall be affected by
(i) any act or omission of the Bank; (ii) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of any Borrower; (iii) any receivership, insolvency, bankruptcy, reorganization or other similar proceedings affecting any Borrower or any of its assets; or
(iv) any change in the composition or structure of any Borrower or any Debtor, including a merger or consolidation with any other entity.

(d) The Bank's rights under this section and this agreement are unconditional and absolute, regardless of the unenforceability of any provision of any agreement between any Borrower and the Bank, or the existence of any defense, setoff or counterclaim that any Borrower may be able to assert against the Bank.
(e) It waives all rights of subrogation, contribution, reimbursement, indemnity, exoneration, implied contract, recourse to security, and any other claim (as that term is defined in the federal Bankruptcy Code, as amended from time to time) that it may have or acquire in the future against any Borrower, any other person liable for the Debt, or any collateral for the Debt, because of the existence of this agreement, the Debtor's performance under this agreement, or the Bank's availing itself of any rights or remedies under this agreement.
(f) If any payment to the Bank on any Debt is wholly or partially invalidated, set aside, declared fraudulent or required to be repaid to the Borrower or anyone representing the Borrower or the Borrower's creditors, under any bankruptcy or insolvency act or code, under any state or federal law, or under common law or equitable principles, then this agreement shall remain in full force and effect or be reinstated, as the case may be, until payment in full to the Bank of the repaid amounts, and of the Debt. If this agreement must be reinstated, the Debtor agrees to execute and deliver to the Bank new agreements and financing statements, if necessary, in form and substance acceptable to the Bank, covering the Collateral.

Default/Remedies. If the Debtor or the Borrower fails to pay any of the Liabilities when due, or if a default by anyone occurs under the terms of any agreement related to any of the Liabilities, or if the Debtor dies or fails to observe or perform any term of this agreement, or if any representation or warranty contained in this agreement is untrue, or if there is a material change in the financial condition of the Debtor which the Bank in good faith determines to be materially adverse, then the Bank shall have the rights and remedies provided by law or this agreement, including but not limited to the right to require the Debtor to assemble the Collateral and make it available to the Bank at a place to be designated by the Bank which is reasonably convenient to both parties, the right to take possession of the Collateral with or without demand and with or without process of law, and the right to sell and dispose of it and distribute the proceeds according to law. In connection with the right of the Bank to take possession of the Collateral, the Bank may take possession of any other items of property in or on the Collateral at the time of taking possession, and hold them for the Debtor without liability on the part of the Bank. If there is any statutory requirement, for notice, that requirement shall be met if the Bank sends notice to the Debtor at least seven (7) days prior to the date of sale, disposition or other event giving rise to the required notice. The Debtor shall be liable for any deficiency remaining after disposition of the Collateral.

Miscellaneous.

1. Where the Collateral is located at, used in or attached to a facility leased by the Debtor, the Debtor will obtain from the lessor a consent to the granting of this security interest and a subordination of the lessor's interest in any of the Collateral, in form acceptable to the Bank.
2. At its option the Bank may, but shall be under no duty or obligation to, discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral, pay for insurance on the Collateral, and pay for the maintenance and preservation of the Collateral, and the Debtor agrees to reimburse the Bank on demand for any payment made or expense incurred by the Bank, with interest at the maximum legal rate.
3. No delay on the part of Bank in the exercise of any right or remedy shall operate as a waiver, no single or partial exercise by the Bank of any right or remedy shall preclude any other exercise of it or the exercise of any other right or remedy, and no waiver or indulgence by the Bank of any default shall be effective unless in writing and signed by the Bank, nor shall a waiver on one occasion be construed as a waiver of that right on any future occasion.
4. If any provision of this agreement is invalid, it shall be ineffective only to the extent of its invalidity, and the remaining provisions shall be valid and effective.
5. Notice from one party to another relating to this agreement shall be deemed effective if made in writing (including telecommunications) and delivered to the recipient's address, telex number or telecopier number set forth above by any of the following means: (a) hand delivery, (b) registered or certified mail, postage prepaid, with return receipt requested, (c) first class or express mail, postage prepaid, (d) Federal Express, Purolator Courier or like overnight courier service or (e) telecopy, telex or other wire transmission with request for assurance of receipt in a manner typical with respect to communications of that type. Notice made in accordance with this section shall be deemed delivered on receipt if delivered by hand or wire transmission, on the third business day after mailing if mailed by first class, registered or certified mail, or on the next business day after mailing or deposit with an overnight courier service if delivered by express mail or overnight courier.
6. All rights of the Bank shall inure to the benefit of the Bank's successors and assigns; and all obligations of the Debtor shall bind the Debtor's heirs, executors, administrators, successors and assigns. If there is more than one Debtor, their obligations are joint and several.
7. A carbon, photographic or other reproduction of this agreement is sufficient, and can be filed as a financing statement. The Bank is irrevocably appointed the Debtor's attorney-in-fact to execute any financing statement on Debtor's behalf covering the Collateral.
8. The terms and provisions of this security agreement shall be governed by Michigan law.

Information Sharing. The Bank may provide, without any limitation whatsoever, any information or knowledge the Bank may have about the undersigned or any matter relating to this agreement and any related documents to BANK ONE CORPORATION, or any of its subsidiaries or affiliates or their successors, or to any one or more purchasers or potential purchasers of this agreement or any related documents, and the undersigned waives any right to privacy the undersigned may have with respect to such matters. The Debtor agrees that the Bank may at any time sell, assign or transfer one or more interests or participations in all or any part of its rights or obligations in this agreement to one or more purchasers whether or not related to the Bank.

Waiver of Jury Trial. The Bank and the Debtor knowingly and voluntarily waive any right either of them have to a trial by jury in any proceeding (whether sounding in contract or tort) which is in any way connected with this or any related agreement, or the relationship established under them. This provision may only be modified in a written instrument executed by the Bank and the Debtor.

Dated: December 6, 2000
                                  Debtor:

                                  POWER EFFICIENCY CORPORATION

                                  By:  /s/ Arthur H. Smith
                                       ---------------------

                                  Its:          Treasurer
                                         -------------------------------------

This FINANCING STATEMENT is presented for filing                                              FOR FILING OFFICER
pursuant to the Michigan Uniform Commercial Code.     (Please Type All Information)         (Date, Time, Number,
and Filing Officer)
---------------------------------------------------------- --- -------------------------------------------------
1. Debtor(s) (Last Name, First, If Individual) &               Soc. Security      DO NOT WRITE IN THIS SPACE
Address(es)       Soc. Security #/Tax ID #                     #/Tax ID #
   Power Efficiency Corporation                                  22-3337365
  22-3337365

                                                               -------------------
----------------------------------------------------------
Address
   4220 Varsity Drive, Suite E
----------------------------------------------------------
------------------------------ ------- -------------------     -------------------
City                           Stale     Zip Code
Ann Arbor                      MI        48108
----------------------------------------------------------     -------------------
Debtor(s) (Last Name, First, if Individual) & Address(es)
                                                               -------------------
----------------------------------------------------------     -------------------

----------------------------------------------------------     -------------------
Address

----------------------------------------------------------
------------------------------ ------- -------------------     -------------------
City                           Stale      Zip Code


------------------------------ ---------------------- ------------------------------------------------
2. If filing without debtor    3. Secured Party(ies) and Address(es)  Secured   5.  No. of Add'l Sheets    6. State Account No.
signature Item a, b, c, or d                                                                       Party #
must be marked [X].            Bank One, Michigan                     M00003
a. [   ] Collateral was        c/o American National Bank
already subject to the         120 S. LaSalle Street
security interest in another   B2-IL1-1145
state when it was brought      Chicago, IL  60603
into Michigan, or when the
Debtor's location changed to                                          --------------------------------------------------------------
Michigan;                      4. MAIL ACKNOWLEDGEMENT COPY TO:                 7. (Mark [X] if applicable):
b. [   ] Collateral is
proceeds of the original       Bank One, Michigan                               [ ] Products of collateral
collateral in which a          c/o American National Bank
security interest was          120 S. LaSalle Street
perfected;                     B2-IL1-1145                                      [ ]  The  debtor  is a
c. [   ] A previous filing     Chicago, IL  60603                                      transmitting
covering the collateral has                                                            utility  as defined
lapsed (Pre. Filing                                                                    in    MCLA
#                );                                                                    440.9105(1)(o).
d. [   ] The filing covers
collateral acquired after a    -------------------------------------- ---------------------------------------------------
change of name identity, or                                                     8.  Assignee(es) (if any) and
corporate structure of                                                                         Address(es)
Debtor (MCLA 440.9402(2) &
(7))
FROM:

(Prev. Filing
#                         ).

--------------------------------------------------------------------------------
9. This financing statement covers the following types (or items) of property:

All present and future equipment wherever located. All present and future accounts, chattel paper, instruments and general intangibles. All present and future inventory, wherever located.


---------------------------------------------------------------------------------------------------------------------------------
POWER EFFICIENCY CORPORATION                                                            BANK ONE, MICHIGAN

x  /s/ Arthur H. Smith                                                          x /s/ J. Eric Lehmann
-------------------------------------------------                               -------------------------------------------------
Signature(s) of Debtor(s)                                                       Signature(s) of Secured Party(ies)
or Assignee(s) of Record

Its:  Treasurer                                                                     J. Eric Lehmann, First Vice
President

x                                                                               x
-------------------------------------------------                               -------------------------------------------------
Signature(s) of Debtor(s)                                                       Signature(s) of Secured Party(ies)
or Assignee(s) of Record

IF YOU WISH THE ACKNOWLEDGEMENT COPY TO BE MAILED TO AN ADDRESS OTHER THAN THE SECURED PARTY SHOWN IN ITEM 3,
PROVIDE



                                    EXHIBIT 1

           BORROWER'S REPRESENTATIONS REGARDING LOAN LOSS RESERVE FUND


          The   undersigned   borrower   (the   "Borrower")   acknowledges   and
understands:

           (a) that the loan to be made by Bank One-Michigan, N.A. (the "Lender") to the Borrower will be filed for enrollment by the Lender in the Loan Loss Reserve Program (the "Program"), a program established by the Michigan Strategic Fund (the "MSF"), an agency of the State of Michigan;

           (b) that the purpose of the Program is to assist the Lender in making loans that might otherwise not qualify for a loan from the Lender;

           (c) that as a condition of having the loan filed for enrollment in the Program, the Borrower is required to pay a non-refundable premium charge to an administrative account called the Reserve Fund, which Reserve Fund is established by the Michigan Strategic Fund to help cover losses that the Lender may sustain on loans enrolled in the Program; and

           (d) that the Borrower's payment of its non-refundable premium charge will be collected by the Lender for the transmittal to the Reserve Fund, and that other payments or transfers will be made to the Reserve Fund by the Lender and the Michigan Strategic Fund.

           The Borrower acknowledges the foregoing and hereby represents and warrants that it has no, and has not been promised or told by anyone that it has any, legal, beneficial or equitable interest in the aforementioned non-refundable premium charges or any other funds credited to the Reserve Fund, and hereby waives any right, claim or interest to any and all such funds paid or credited to the Reserve Fund from time to time.

Borrower:         POWER EFFICIENCY CORPORATION

By: /s/ Arthur H. Smith
    --------------------------------

Dated:    12/6/00

                                    EXHIBIT 2

                               NOTICE TO BORROWER

         This notice is provided to borrowers who may receive a loan from a bank under the Loan Loss Reserve Program of the Michigan Strategic Fund, a State of Michigan agency.

         The purpose of this program is to assist banks to make loans that might otherwise not qualify for a bank loan. The program utilizes a special loss reserve to assist the bank in covering losses from a portfolio of loans that a bank makes under the program. The borrower pays a premium payment to the reserve, which is matched by a bank premium payment to the reserve. The Michigan Strategic Fund will then match the combined total of the Borrower's payment and the bank's payment.

          It is important to emphasize that the loan is private transaction between the bank and the borrower. While the program may assist a bank in being able to take more risk than normal, it is important to understand that it is still the bank that is bearing the risk of the loan. The Michigan Strategic Fund is not a party to the loan and plays no role at all in the bank's decision regarding whether or not to make the loan, or in the setting of the interest rate, fees, duration, or any other terms or conditions of the loan. The bank's rights and remedies are delineated in the loan contract and in law applicable to any decision by the bank with respect to enforcing the bank's rights under the loan contract.

         While the program is intended to assist the bank in providing you with access to bank financing, you should understand that it is likely to be more expensive for the borrower than would be the case with a conventional bank loan. Not only does the borrower make a payment to the reserve, but it is expected that the bank may, in some manner, recover from the borrower the cost of the bank's payment into the reserve.